As filed with the Securities and Exchange Commission on March 29, 2016

Securities Act File No. 333-197810

Investment Company Act File No. 811-22985

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			[X]

Pre-Effective Amendment No.		[ ]

Post-Effective Amendment No. 4		[ X ]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			[X]

Amendment No. 6	[ X ]

SMEAD FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

600 University Street, Suite 2412

Seattle, Washington 98101

(Address of Principal Executive Offices)

(877) 807-4122

(Registrant’s Telephone Number, Including Area Code)

Cole W. Smead

600 University Place, Suite 2412

Seattle, WA 98101

(Name and address of Agent for Service)

with copy to:

Pamela M. Krill, Esq.

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[    ] immediately upon filing pursuant to paragraph (b)

[X] on March 30, 2016 pursuant to paragraph (b)

[    ] 60 days after filing pursuant to paragraph (a)(1)

[    ] on [    ] pursuant to paragraph (a)(1)

[    ] 75 days after filing pursuant to paragraph (a)(2)

[    ] on                      pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[    ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Smead Value Fund

Investor Class Shares (SMVLX)

Class A Shares (SVFAX)

Class C Shares (SVFCX)*

Class I1 Shares (SVFFX)

Class I2 Shares (SVFIX)*

Class R1 Shares (SVFDX)

Class R2 Shares (SVFKX)

Class R3 Shares (SVFRX)*

Class R4 Shares (SVFLX)*

Class Y Shares (SVFYX)

Prospectus

March 30, 2016

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

*	These share classes are not yet in operation and thus are not currently offered by the Smead Value Fund.

Smead Value Fund

A series of Smead Funds Trust (the “Trust”)

Summary Section

Investment Objective. The investment objective of the Smead Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 18 of the Fund’s Statutory Prospectus and under “Additional Purchase and Redemption Information – Sales Charges on Class A Shares” beginning on page 35 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Investor Class shares	Class A shares	Class C shares	Class I1 shares	Class I2 shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchases that are redeemed within 18 months of purchase for Class A shares and 12 months of purchase for Class C shares)(1)	None	1.00%	1.00%	None	None

Shareholder Fees (fees paid directly from your investment)	Class R1 shares	Class R2 shares	Class R3 shares	Class R4 shares	Class Y shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchases that are redeemed)(1)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class shares	Class A shares	Class C shares	Class I1 shares	Class I2 shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.25%	0.75%	None	None
Other Expenses	0.20%	0.21%	0.20% (2)	0.20%	0.20% (2)
Shareholder Servicing Fee	0.14%	0.09%	0.25%	0.12%	0.10%
Total Annual Fund Operating Expenses	1.34%	1.30%	1.95%	1.07%	1.05%
Fee Waiver/Expense Reimbursement(3)	0.08%	0.04%	0.11%	0.08%	0.11%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	1.26%	1.26%	1.84%	0.99%	0.94%

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class R1 shares	Class R2 shares	Class R3 shares		Class R4 shares		Class Y shares
Management Fees	0.75%	0.75%	0.75%		0.75%		0.75%
Distribution (12b-1) Fees	0.50%	0.50%	0.50%		0.25%		None
Other Expenses	0.23%	0.23%	0.20%	(2)	0.20%	(2)	0.20%
Shareholder Servicing Fee	0.16%	0.07%	None		None		None
Total Annual Fund Operating Expenses	1.64%	1.55%	1.45%		1.20%		0.95%
Fee Waiver/Expense Reimbursement(3)	0.05%	0.11%	0.11%		0.11%		0.11%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	1.59%	1.44%	1.34%		1.09%		0.84%
(1)

The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within twelve months of purchase.

(2)

Class C shares, Class I2 shares, Class R3 shares and Class R4 shares have not commenced operations. These expenses are estimated based on the other expenses of the Investor Class shares of the Fund for the fiscal year ended November 30, 2015.

(3)

Smead Capital Management, Inc. (the “Adviser”) has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses (excluding any taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 1.26% for Investor Class shares, 1.26% for Class A shares, 1.84% for Class C shares, 0.99% for Class I1 shares, 0.94% for Class I2 shares, 1.59% for Class R1 shares, 1.44% for Class R2 shares, 1.34% for Class R3 shares, 1.09% for Class R4 shares and 0.84% for Class Y shares, respectively, through March 31, 2017, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same and the Fund’s expense limitation agreement remains in force through March 31, 2017. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class
(if you redeem your shares)	$128	$417	$727	$1,606
(if you did not redeem your shares)	$128	$417	$727	$1,606
Class A
(if you redeem your shares)	$28	$407	$708	$1,564
(if you did not redeem your shares)	$128	$407	$708	$1,564
Class C
(if you redeem your shares)	$87	$601	$1,041	$2,265
(if you did not redeem your shares)	$187	$601	$1,041	$2,265
Class I1
(if you redeem your shares)	$101	$332	$582	$1,298
(if you did not redeem your shares)	$101	$332	$582	$1,298
Class I2
(if you redeem your shares)	$96	$323	$568	$1,272
(if you did not redeem your shares)	$96	$323	$568	$1,272

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	One Year	Three Years	Five Years	Ten Years
Class R1
(if you redeem your shares)	$162	$512	$886	$1,938
(if you did not redeem your shares)	$162	$512	$886	$1,938
Class R2
(if you redeem your shares)	$147	$479	$835	$1,836
(if you did not redeem your shares)	$147	$479	$835	$1,836
Class R3
(if you redeem your shares)	$136	$447	$781	$1,725
(if you did not redeem your shares)	$136	$447	$781	$1,725
Class R4
(if you redeem your shares)	$111	$370	$649	$1,445
(if you did not redeem your shares)	$111	$370	$649	$1,445
Class Y
(if you redeem your shares)	$86	$292	$515	$1,156
(if you did not redeem your shares)	$86	$292	$515	$1,156

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.26% of the average value of its portfolio.

Principal Investment Strategies. To achieve its investment objective, the Fund will maintain approximately 25-30 companies in its portfolio and will invest in the common stocks of large capitalization (“large-cap”) U.S. companies. The Fund considers large-cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities.

The Adviser selects the Fund’s investments by screening large-cap companies using the following eight criteria:

Required over entire holding period

•	products or services that meet a clear economic need;
•	strong competitive advantage (wide moats or barriers to entry);
•	long history of profitability and strong metrics (net profit margin, return on equity and net income ratios);
•	generates high levels of cash flow;
•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);

Favored, but not required

•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);
•	strong balance sheet; and
•	strong management (directors and officers) ownership (preferably with recent purchases).

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The Fund’s portfolio is built around high quality companies whose businesses have strong competitive advantages that the Adviser believes can be sustained for the long term. Once securities are purchased, the Adviser maintains a responsive process that is designed to manage overall portfolio risk by protecting against a significant decline in value of a security. The Fund aims to be a low-turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, financials and healthcare.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•

Non-Diversification Risk.    The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

•	General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•

Large-Cap Company Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

•

Value Style Risk.    Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

•

Sector Weightings Risk.    Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If the Fund invests in only a few sectors, it will have more exposure to the price movements of those sectors.

Performance. The Fund previously operated as a series of Trust for Professional Managers (the “Predecessor Fund”). Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a reorganization (the “Reorganization”) on November 21, 2014. Accordingly, the performance shown in the bar chart and the performance tables for the periods prior to November 21, 2014 represent the performance of the Predecessor Fund. The Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization.

The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one

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year, five year and since inception periods compare with those of a broad measure of market performance and the returns of an additional index of securities with characteristics similar to those that the Fund typically holds. Remember, past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://smeadcap.com/smead-value-fund/ or by calling the Fund toll-free at 877-807-4122.

Investor Class shares1

Calendar Year Returns as of December 31

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The annual returns shown in the bar chart are for Investor Class shares. The other classes of shares, net of any applicable sales charges, would have substantially similar annual returns to those of Investor Class shares because all of the classes of shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different sales charges, distribution fees and/or service fees and expenses.

The calendar year-to-date return for the Investor Class shares of the Fund as of December 31, 2015 was 1.49%. During the period shown in the bar chart, the best performance for a quarter was 18.66% (for the quarter ended September 30, 2009) and the worst performance was –13.85% (for the quarter ended June 30, 2010).

Average Annual Total Returns (Periods Ended December 31, 2015)
	One Year	Five Years	Since Inception
Investor Class shares
Return Before Taxes	1.49%	16.40%	7.68%
Return After Taxes on Distributions	0.66%	15.71%	7.25%
Return After Taxes on Distributions and Sale of Fund Shares	1.34%	13.24%	6.14%
Class A Shares
Return Before Taxes	-4.40%	14.83%	6.67%
Class C Shares
Return Before Taxes	0.89%	15.55%	6.77%
Class I1 Shares
Return Before Taxes	1.74%	16.69%	7.88%
Class I2 Shares
Return Before Taxes	1.79%	16.45%	7.67%
Class R1 Shares
Return Before Taxes	1.18%	16.14%	7.43%
Class R2 Shares
Return Before Taxes	1.30%	16.18%	7.45%

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Average Annual Total Returns (Periods Ended December 31, 2015)
	One Year	Five Years	Since Inception
Class R3 Shares
Return Before Taxes	1.39%	16.05%	7.27%
Class R4 Shares
Return Before Taxes	1.64%	16.30%	7.52%
Class Y Shares
Return Before Taxes	1.89%	16.55%	7.77%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.52%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-3.83%	11.27%	5.10%

Investor Class shares of the Fund commenced operations on January 2, 2008. Class I1 shares of the Fund commenced operations on December 18, 2009. Performance shown for Class I1 shares prior to its inception (Since Inception) reflects the performance of Investor Class shares, adjusted to reflect Class I1 expenses. Class A shares of the Fund commenced operations on January 27, 2014. Performance shown for Class A shares prior to its inception (One Year, Five Years and Since Inception) reflects the performance of Investor Class shares, adjusted to reflect Class A expenses. Class R1 shares, Class R2 shares and Class Y shares each commenced operations on November 25, 2014. Performance shown for Class R1 shares, Class R2 shares and Class Y shares prior to inception of each such share class (One Year, Five Years and Since Inception) reflects the performance of Investor Class shares, adjusted to reflect the respective expenses of Class R1 shares, Class R2 shares and Class Y shares, respectively. Class C shares, Class I2 shares, Class R3 shares and Class R4 shares have not commenced operations as of the date of this Prospectus. Performance shown for Class C shares, Class I2 shares, Class R3 and Class R4 shares reflects the performance of Investor Class shares, adjusted to reflect the respective expenses of Class C shares, Class I2 shares, Class R3 shares and Class R4 shares, respectively.

After-tax returns are shown for Investor Class shares only and will vary for the other shares classes. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRA”).

In certain instances, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures because the sale of Fund shares gives rise to an assumed tax benefit that increases the after-tax return.

Management

Investment Adviser. Smead Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Managers. William W. Smead, Chief Investment Officer and Chief Executive Officer of the Adviser, is the lead porfolio manager of the Fund and has managed or co-managed the Fund since it commenced operations in January 2008. Tony A. Scherrer, CFA®, Director of Research and Portfolio Manager of the Adviser, has co-managed the Fund since April 2008. Cole W. Smead, CFA®, Managing Director and Portfolio Manager of the Adviser, has co-managed the Fund since August 2014.

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Purchase and Sale of Fund Shares. You may purchase or redeem shares by mail (Smead Funds, c/o Boston Financial Data Services, Inc., P.O. Box 55968, Boston, MA 02205-5968 (for regular mail) or Smead Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Suite 55968, Canton, MA 02021-2809 (for overnight or express mail), or by telephone at 877-807-4122 or by wire. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Minimum Investment Amounts

Minimum Initial Investment
Investor Class shares	$3,000
Class A shares	$3,000
Class C shares	$25,000
Class I1 shares	$1,000,000
Class I2 shares	$1,000,000
Class R1 shares	$25,000
Class R2 shares	$25,000
Class R3 shares	$25,000
Class R4 shares	$25,000
Class Y shares	$10,000,000
Subsequent Investments
Investor Class shares	$100
Class A shares	$100
Class C shares	$100
Class I1 shares	$100
Class I2 shares	$100
Class R1 shares	$100
Class R2 shares	$100
Class R3 shares	$100
Class R4 shares	$100
Class Y shares	$100

Tax Information. The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

To achieve its investment objective, the Fund will maintain approximately 25-30 companies in its portfolio and will invest in common stocks of large-cap U.S. companies. The Fund considers large-cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities.

The Adviser selects the Fund’s investments by screening large-cap companies using the following eight criteria:

Required over entire holding period

•	products or services that meet a clear economic need;
•	strong competitive advantage (wide moats or barriers to entry);
•	long history of profitability and strong metrics (net profit margin, return on equity and net income ratios);
•	generates high levels of cash flow;
•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);

Favored, but not required

•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);
•	strong balance sheet; and
•	strong management (directors and officers) ownership (preferably with recent purchases).

These eight criteria speak to three main philosophical tenets of the strategy for the Fund. First, the Adviser believes that valuation matters dearly to future investment performance. The Adviser believes it can add to the Fund’s performance by buying cheaper securities rather than expensively priced ones. Second, the Adviser wants to be an owner of companies on behalf of its clients. While this may seem intuitive, it is difficult in practice. Many portfolio managers lack the patience to allow time to be the factor that drives portfolio performance. The Adviser’s approach is intended to result in a very low turnover, highly tax efficient strategy. Lastly, to implement the first two criteria, it is necessary to buy high quality companies. Many of the investment criteria speak directly to quality, such as having a strong balance sheet, high and consistent free cash flow and strong operating metrics. Because the Adviser purchases securities for their long-term prospects, the Adviser generally avoids companies that are cyclical or highly capital intensive in nature.

The Adviser maintains a responsive process that is designed to manage overall portfolio risk by protecting against a significant decline in value of a security. The Fund aims to be a low-turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.

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The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, financials and healthcare.

Temporary Strategies; Cash or Similar Investments.    For temporary defensive purposes, the Adviser may from time to time invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments in order to meet redemption requests or as a defensive measure in response to adverse market, economic, political or other conditions. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may be inconsistent with the Fund’s principal investment strategies or may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Change in Investment Objective and Strategies.    The investment objective, strategies and policies described above may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Risks

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

Management Risk.    The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Non-Diversification Risk.    The Fund is classified as “non-diversified.” This means that the Fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. Because the Fund invests in the securities of a limited number of issuers it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

General Market Risk.    The fair market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced significant volatility in recent years. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in securities held by the Fund.

Equity Market Risk.    Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding

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government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stocks of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common shareholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred shareholders, bondholders and other creditors of such issuers.

Large-Cap Company Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Market capitalizations of companies change over time. The Fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the Fund.

Value Style Risk.    Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the Adviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the Adviser to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the Adviser investing in such securities, if other investors fail to recognize the company’s value or invest in markets favoring faster growing companies. The Fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks.

Sector Weightings Risk.    To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.

Cybersecurity Risk.    With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy

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and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the Fund’s quarterly holdings report on Form N-Q. The annual and semi-annual reports to Fund shareholders are available free of charge by contacting Smead Funds, c/o Boston Financial Data Services, Inc., P.O. Box 55968, Boston, MA 02205-5968, by calling 877-807-4122, or on the Fund’s website at http://smeadcap.com/smead-value-fund/. The Form N-Q is available on the SEC’s website at www.sec.gov.

Management of the Fund

The Adviser

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, Smead Capital Management, Inc., located at 600 University Street, Suite 2412, Seattle, Washington 98101, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. As of December 31, 2015, the Adviser managed approximately $2.257 billion in assets, including assets other than the Fund. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 0.75% of the Fund’s average daily net assets, payable on a monthly basis in arrears. For the fiscal year ended November 30, 2015, the Adviser received 0.69% of the Fund’s average daily net assets in advisory fees, including previously waived expenses recouped by the Adviser.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies, making decisions with respect to, and also orders for, all purchases and sales of portfolio securities. The Adviser also maintains related records for the Fund.

Fund Expenses.    The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that the Fund’s total annual fund operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 1.26% of the average net assets of the Investor Class shares, 1.26% of the average net assets of the Class A shares, 1.84% of the average net assets of the Class C shares, 0.99% of the average net assets of the Class I1 shares, 0.94% of the average net assets of the Class I2 shares, 1.59% of the average net assets of the Class R1 shares, 1.44% of the average net assets of the Class R2 shares, 1.34% of the average net assets of the Class R3 shares, 1.09% of the average net assets of the Class R4 shares and 0.84% of the average net assets of the Class Y shares through March 31, 2017, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by

11

the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis of the approval by the Board of Trustees of the Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2015.

Portfolio Managers

William W. Smead is the lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Smead founded the Adviser in July 2007, and serves as Chief Investment Officer and Chief Executive Officer of the firm. Prior to founding the Adviser, Mr. Smead served as Portfolio Manager and Director of Investments for Smead Investment Group of Wachovia Securities from September 2001 through June 2007. Prior to that, Mr. Smead served as a financial advisor and portfolio manager with Smith Barney from February 1993 to September 2001. Mr. Smead has over 33 years of experience in the investment industry.

Tony A. Scherrer, CFA®, is the Director of Research and Portfolio Manager for the Fund and is jointly responsible for the day-to-day management of the Fund’s portfolio. Mr. Scherrer joined the Adviser in January 2008, and serves as Senior Vice President and Portfolio Manager. Mr. Scherrer received his B.A. in Business Administration with a Finance emphasis from Seattle Pacific University. Prior to joining the Adviser, Mr. Scherrer served as Vice President and Senior Portfolio Manager for U.S. Trust Company from April 2005 through November 2007, where he managed the investment portfolios of high-net-worth clients, not-for-profit organizations and corporations. Previously, he served at Smith Barney Asset Management, where he was responsible for managing and recommending securities in the consumer, financial, technology and health care sectors for one of its funds. Mr. Scherrer has more than 19 years of experience in the investment industry and holds the Chartered Financial Analyst® designation.

Cole W. Smead, CFA®, is a Portfolio Manager for the Fund and is jointly responsible for the day-to-day management of the Fund’s portfolio. Mr. Smead joined the Adviser at its inception in 2007 and serves as Managing Director of the firm. Mr. Smead received his B.A. in Economics/History from Whitman College in 2006. Prior to joining the Adviser, Mr. Smead was a Financial Advisor at Wachovia Securities in Scottsdale, Arizona. Mr. Smead has over 8 years of experience in the investment industry and holds the Chartered Financial Analyst® designation.

As lead portfolio manager, Mr. William Smead has the ultimate decision-making authority with respect to the day-to-day management of the Fund’s portfolio. Messrs. Tony Scherrer and Cole Smead serve as the Fund’s co-portfolio managers under the general supervision of Mr. William Smead.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Fund.

CFA® is a registered trademark owned by the CFA Institute.

Shareholder Information

Choosing a Share Class

The Fund offers Investor Class, Class A, Class C, Class I1, Class I2, Class R1, Class R2, Class R3, Class R4 and Class Y shares in this prospectus. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices

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as outlined below. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Investor Class shares Availability	Generally available to direct investors only.
Initial Sales Charge	None.
Deferred Sales Charge	None.
Distribution (12b-1) and Shareholder Servicing Fee	0.25% Annual Distribution (12b-1) Fee. 0.14% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.
Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability, and subject to ongoing distribution and shareholder servicing fees.
Class A shares Availability	Generally available through financial intermediaries, wrap account platforms, no transaction fee (NTF) platforms, employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund.
Initial Sales Charge	Payable at time of purchase. Lower sales charges are available for larger investments.
Deferred Sales Charge	Payable if you redeem within eighteen (18) months of purchase.
Distribution (12b-1) and Shareholder Servicing Fee	0.25% Annual Distribution (12b-1) Fee. 0.09% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.
Redemption Fees	None.
Advantage	Suitable for investors who are eligible to have the sales charge reduced or eliminated.
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares. Also subject to on-going distribution and shareholder servicing fees.
Class C shares Availability	Generally available through financial intermediaries and employer-sponsored retirement plans.
Initial Sales Charge	None.
Deferred Sales Charge	Payable if you redeem within twelve (12) months of purchase.
Distribution (12b-1) and Shareholder Servicing Fee	0.75% Annual Distribution (12b-1) Fee. 0.25% Annual Shareholder Servicing Fee.

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Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Subject to ongoing distribution and shareholder servicing fees.
Class I1 shares Availability	Generally available to institutions such as pension and profit sharing plans, endowments, foundations, corporations, and high net worth individuals. Financial intermediaries through “Wrap accounts” or “managed fund programs” established with financial intermediaries or employer-sponsored retirement plans or other similar programs which group-level investments are made in the Fund.
Initial Sales Charge	None.
Deferred Sales Charge	None.
Distribution (12b-1) and Shareholder Servicing Fee	0.12% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.
Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability, subject to ongoing shareholder servicing fees, and requires significant initial investment.
Class I2 shares Availability	Generally available to direct investors and employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund.
Initial Sales Charge	None.
Deferred Sales Charge	None.
Distribution (12b-1) and Shareholder Servicing Fee	0.10% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.
Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability, subject to ongoing shareholder servicing fees, and requires significant initial investment.

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Class R1 shares Availability	Generally available through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund.
Initial Sales Charge	None.
Deferred Sales Charge	None.
Distribution (12b-1) and Shareholder Servicing Fee	0.50% Annual Distribution (12b-1) Fee. 0.16% Annual Shareholder Servicing Fee.
Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability, and subject to ongoing distribution and shareholder servicing fees.
Class R2 shares Availability	Generally available through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund.
Initial Sales Charge	None.
Deferred Sales Charge	None.
Distribution (12b-1) and Shareholder Servicing Fee	0.50% Annual Distribution (12b-1) Fee. 0.07% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.
Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability and subject to ongoing distribution fees.
Class R3 shares Availability	Generally available through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund.
Initial Sales Charge	None.
Deferred Sales Charge	None.
Distribution (12b-1) and Shareholder Servicing Fee	0.50% Annual Distribution (12b-1) Fee.
Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability and subject to ongoing distribution and shareholder servicing fees.

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Class R4 shares Availability	Generally available through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund.
Initial Sales Charge	None.
Deferred Sales Charge	None.
Distribution (12b-1) and Shareholder Servicing Fee	0.25% Annual Distribution (12b-1) Fee.
Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability and subject to ongoing distribution fees.
Class Y shares Availability	Generally available through employer-sponsored retirement plans.
Initial Sales Charge	None.
Deferred Sales Charge	None.
Distribution (12b-1) and Shareholder Servicing Fee	None.
Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability, and requires significant initial investment.

Investor Class shares are offered for sale at net asset value (“NAV”) without the imposition of a sales charge. Investor Class shares are subject to a Rule 12b-1 distribution fee of 0.25% and shareholder servicing fee of 0.14% of the average daily net assets of the Fund attributable to Investor Class shares, computed on an annual basis. Investor Class shares of the Fund are closed to all investors, except direct shareholders and current retirement plan shareholders. The Adviser may permit other investors to purchase Investor Class shares if they purchase such shares through certain financial itnermediaries. The Adviser reserves the right to close or partially close the Fund, or any class of shares thereof, to new investors at its discretion.

Class A shares are offered for sale at NAV with the imposition of a sales charge, except on purchases of $1,000,000 or more. However, if you redeem your Class A shares within 18 months of an initial purchase of $1,000,000 or more, you will pay a contingent deferred sales charge of 1.00%. Class A shares are subject to a Rule 12b-1 distribution fee of 0.25% and a shareholder servicing fee of 0.09% of the average daily net assets of the Fund attributable to Class A shares, computed on an annual basis.

Class C shares are offered for sale at NAV without the imposition of a sales charge. However, if you redeem your Class C shares within 12 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares are subject to a Rule 12b-1 distribution fee of 0.75% and a shareholder servicing fee of 0.25% of the average daily net assets of the Fund attributable to Class C shares, computed on an annual basis.

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Class I1 and Class I2 shares are offered for sale at NAV without the imposition of a sales charge. Class I1 and Class I2 shares are subject to a shareholder servicing fee of 0.12% and 0.10% of the average daily net assets of the Fund attributable to Class I1 and Class I2 shares, respectively, computed on an annual basis.

Class R1 shares, Class R2 shares, Class R3 shares and Class R4 share are offered for sale at NAV without the imposition of a sales charge. Class R1 shares, Class R2 shares and Class R3 shares are subject to a Rule 12b-1 distribution fee of 0.50% of the average daily net assets of the Fund attributable to Class R1 shares, Class R2 shares and Class R3 shares, computed on an annual basis. Class R4 shares are subject to a Rule 12b-1 distribution fee of 0.25% of the average daily net assets of the Fund attributable to Class R4 shares, computed on an annual basis. Class R1 shares are subject to a shareholder servicing fee of 0.16% of the average daily net assets of the Fund attributable to Class R1 shares, computed on an annual basis. Class R2 shares are subject to a shareholder servicing fee of 0.07% of the average daily net assets of the Fund attributable to Class R2 shares, computed on an annual basis.

Investors may purchase Class R1, Class R2, Class R3 or Class R4 shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Fund, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.

Class Y shares are offered for sale at NAV without the imposition of a sales charge. Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

-

individual and institutional investors who (i) do not invest in the Fund through a financial intermediary and (ii) hold their shares directly with the Fund’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”); and

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund through a group or omnibus account that don’t charge a fee to the Fund.

The maximum shareholder servicing fees payable with regard to Investor Class, Class A, Class C, Class I1, Class I2, Class R1 and Class R2 shares is 0.25%. Class C shares are currently charging this maximum amount. In the event the Fund increases the amount currently being charged under the shareholder servicing fee for the other share classes, the Fund will give the affected shareholders 30 days’ prior written notice thereof.

Class A Sales Charge

Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest in the Fund, unless you qualify for a reduction or waiver of the sales charge. If you purchase Class A shares of the Fund you will pay the public offering price (“POP”), which is the NAV per share next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages

17

shown below. The sales charge does not apply to shares purchased with reinvested distributions. The sales charge for Class A shares of the Fund is calculated as follows:(1)

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $25,000(2)	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.52%	1.20%
$1 million or more(3)(4)	None	None	Up to 1.00%

(1)

The offering price is calculated to two decimal places using standard rounding criteria. As a result, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(2)	The minimum initial investment for Class A shares of the Fund is $3,000.

(3)

There is no front-end sales charge for purchases of Class A shares of $1,000,000 or more. However, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be applied to redemptions of Class A shares within 18 months of purchase.

(4)

The Adviser may directly or indirectly pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $3,000,000, 0.50% of amounts from $3,000,001 to $50,000,000, and 0.25% of amounts over $50,000,000. The Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), will then also pay to such dealers an annual distribution and/or service fee of up to 0.25% of the average daily net assets attributable to the Class A shares held by its clients beginning in the thirteenth month. Where a dealer does not receive payment of this commission, the dealer will receive the annual distribution and/or service fee starting immediately after purchase.

Class A Sales Charge Reductions and Waivers

The sales charge on Class A shares of the Fund may be reduced or waived based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

Reinvested Distributions: You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from the Fund.

Breakpoint Thresholds: You may reduce the sales charge on Class A shares by investing an amount to meet one of the breakpoint thresholds indicated in table above.

Rights of Accumulation: You may combine your current purchase of Class A shares of the Fund with all other classes of shares of the Fund currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase of Class A shares of the Fund and the current value (based on the current public offereing price) of all other classes of shares of the Fund you own at the financial intermediary at which you are making the current purchase. You may not aggregate shares held at different financial intermediaries. If the current purchase is made directly through the Fund’s Transfer Agent, only those shares held directly at the Transfer Agent may apply toward the right of accumulation. You may aggregate shares that you own and that are currently owned by members of your “immediate family” including your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent,

18

including in-law and adoptive relationships residing at the same address. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply. The Fund is not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Fund reserves the right to modify or terminate this right at any time.

Reinstatement Privilege: If you redeem Class A shares of the Fund, and within 60 days purchase and register new Class A shares, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact the Transfer Agent or your financial intermediary.

Letter of Intent: By signing a Letter of Intent (“LOI”), you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares. Any Class A shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Investments of $1,000,000 or More: There is neither an initial sales charge on a lump sum Class A share purchase of $1,000,000 or more, nor on any purchase into a Class A account with an accumulated value of $1,000,000 or more. However, if you have taken advantage of this waiver and redeem your shares within 18 months of purchase, there is a CDSC of 1.00% imposed on such shares based on the lesser of original cost or current market value. The CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers,” below. Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charges Waivers,” below.

Initial Sales Charge Waivers: Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain purchases. You will not have to pay a sales charge on purchases of Class A shares if:

•	you are an affiliate of the Adviser or any of its or the Fund’s officers, directors, trustees, employees or retirees;
•	you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•

you are a member of the immediate family of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	authorized qualified employee benefit plans;
•

rollovers of current investments through authorized qualified employee benefit plans or savings plans, provided the shares are transferred to the Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a IRA through an account directly with the Fund;

•	registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;

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•

persons participating in a fee-based program (such as a wrap account) under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; or

•

financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee.

To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Fund if your share purchase is eligible for the sales load waiver. Sales charges will not be applied to shares purchased by reinvesting distributions.

Contingent Deferred Sales Charge Waivers for Class A and Class C shares

For Class A shares, a CDSC is imposed on shares purchased at the $1,000,000 breakpoint (as described in “Sales Charge on Class A Shares,” above) that are redeemed within 18 months of purchase. For Class C shares, a CDSC is imposed on shares that are redeemed within 12 months of purchase. In the case of a partial redemption, the first shares redeemed are any reinvested shares. After that, shares are always redeemed on a “first in/first out” basis. If the first shares redeemed have been held for longer than 18 months in the case of Class A shares or 12 months in the case of Class C shares from the date of purchase, then no CDSC is imposed on the redemption. The CDSC is imposed on a lot by lot basis on the market value or initial purchase price, whichever is lower. This deferred sales charge may be waived under certain circumstances such as:

•	death of the shareholder;
•	divorce, where there exists a court decree that requires redemption of the shares;
•	return of IRA excess contributions;
•	shares redeemed by the Fund due to low balance or other reasons;
•	required minimum distributions at age 70 1⁄2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund); and
•	other circumstances under the Adviser’s discretion.

The Fund also reserves the right to enter into agreements that reduce or eliminate the CDSC for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information. You must notify the Fund or your financial intermediary if you are eligible for these sales charge waivers at the time of your transaction.

More information regarding the Fund’s sales charges, breakpoint thresholds and waivers is available in the SAI, which is available free of charge on the Fund’s website at http://smeadcap.com/smead-value-fund/.

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Share Price

The price of Fund shares is the NAV per share, plus applicable sales charges for Class A shares. The NAV per share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current fair market values or official closing prices, if available. The NAV is calculated at the close of regular trading on the New York Stock Exchange (the “NYSE”), (generally 4:00 p.m., Eastern time). The NAV will not be calculated on days on which the NYSE is closed for trading.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over-the-Counter (“OTC”) Securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are generally valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the NAV of such companies for purchase and/or redemption orders placed on that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than would be the case if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other

21

markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

How to Purchase Shares

All purchase requests received in “Good Order” (defined below) by the Fund’s agents, including the Transfer Agent, or by an authorized financial intermediary (an “Authorized Intermediary,” as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share plus any applicable sales charge. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with the Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.

All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any Account Application. Your order will not be accepted until a completed Account Application is received by the Transfer Agent.

The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market timers,” as described under the section entitled “Tools to Combat Frequent Transactions,” below. In addition, a service fee, which is currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Fund and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Minimum Investment Amounts

Minimum Initial Investment
Investor Class shares	$3,000
Class A shares	$3,000
Class C shares	$25,000
Class I1 shares	$1,000,000
Class I2 shares	$1,000,000
Class R1 shares	$25,000
Class R2 shares	$25,000
Class R3 shares	$25,000
Class R4 shares	$25,000
Class Y shares	$10,000,000

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Minimum Investment Amounts

Subsequent Investments
Investor Class shares	$100
Class A shares	$100
Class C shares	$100
Class I1 shares	$100
Class I2 shares	$100
Class R1 shares	$100
Class R2 shares	$100
Class R3 shares	$100
Class R4 shares	$100
Class Y shares	$100

The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. The Fund may waive the minimum initial investment as follows:

•	shares transferred from existing accounts if the registration or beneficial owner of the account remains the same;
•

employees, and families of employees (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliates;

•	employee benefit plans sponsored by the Adviser;
•	Trustees of the Fund;
•	institutional clients of the Adviser; and
•	certain other separately managed account clients at the Adviser’s discretion.

Even with these waivers, some or all classes of shares of the Fund may not be available through your financial intermediary.

Purchase Requests Must be Received in Good Order

Your share price will be the next calculated NAV per share, plus any applicable sales charge, after the Transfer Agent or your Authorized Intermediary receives your purchase request in Good Order. For purchases made through the Transfer Agent, “Good Order” means that your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	your Account Application or investment stub; and
•	a check payable to “Smead Value Fund.”

For information about your financial intermediary’s requirements for purchases in Good Order, please contact your financial intermediary.

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Purchase by Mail. To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Smead Value Fund” to the Transfer Agent as follows:

Regular Mail	Overnight or Express Mail
Smead Funds c/o Boston Financial Data Services, Inc. P.O. Box 55968 Boston, MA 02205-5968	Smead Funds c/o Boston Financial Data Services, Inc. 30 Dan Road, Suite 55968 Canton, MA 02021-5968

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. All purchases by check must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated online bill pay checks, or any conditional order or payment.

It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

Purchase by Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire please call the Transfer Agent at 877-807-4122 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

ABA Number:	011000028
DDA Number:	9905-936-2
Credit Account:	BFDS Agent for Smead Capital
Further Credit:	Smead Value Fund (Shareholder Name/Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Fund and State Street Bank and Trust Company, the Fund’s custodian, are not responsible for the consequences of delays from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone. If you have accepted telephone privileges on the Account Application, and your account has been open for 15 days, you may purchase additional shares by calling the Fund toll free at 877-807-4122. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $500. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.

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Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”) for only Investor Class, Class A and Class C shares. Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100, on a monthly basis. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request. A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at 877-807-4122, or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the next calculated NAV, plus any applicable sales charge, after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV next calculated after receipt by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund.

Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund. For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);

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•	Social Security Number or taxpayer identification number; and
•	permanent street address (a P.O. Box alone is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation.

If any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 877-807-4122.

How to Redeem Shares

Orders to sell or “redeem” shares may be placed either directly with the Transfer Agent or through a financial intermediary. If you originally purchased your shares through a financial intermediary, including an Authorized Intermediary, your redemption order must be placed with the same financial intermediary in accordance with the procedures established by that financial intermediary. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem Fund shares on any business day that the Fund calculates its NAV. To redeem shares directly with the Fund, you must contact the Fund either by mail or by telephone to place a redemption order. Your redemption request must be received in Good Order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares through an IRA or other retirement account must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held through IRA accounts may not be redeemed by telephone.

Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in Good Order (less any applicable redemption charges). Your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds with respect to all requests received by the Transfer Agent in Good Order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

A redemption request made through the Transfer Agent will be deemed in “Good Order” if it includes:

•	the shareholder’s name;
•	the name of the Fund you are redeeming;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account and a signature guarantee(s), if applicable.

For information about your financial intermediary’s requirements for redemption requests in Good Order, please contact you financial intermediary.

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You may have the proceeds (less any applicable redemption fee) sent by check to the address of record, wired to your pre-established bank account or sent by electronic funds transfer through the ACH network using the bank instructions previously established for your account. Redemption proceeds will typically be sent on the business day following your redemption. Wires are subject to a $15 service fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. In all cases, proceeds will be processed within seven calendar days after the Transfer Agent receives your redemption request.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders. Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone. You may change your address at any time by a written request, addressed to the Transfer Agent. Confirmation of an address change will be sent to both your old and new address. The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Signature Guarantees. The Transfer Agent may require a signature guarantee for certain redemption requests. A signature guarantee ensures that your signature is genuine and protects you from unauthorized account redemptions. Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. A signature guarantee of each owner is required in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address request was received by the Transfer Agent within the last 15 calendar days; and
•	for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, will require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial intermediary source.

In addition to the situations described above, the Fund and the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

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Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Transfer Agent to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Smead Funds c/o Boston Financial Data Services, Inc. P.O. Box 55968 Boston, MA 02205-5968	Smead Funds c/o Boston Financial Data Services, Inc. 30 Dan Road, Suite 55968 Canton, MA 02021-5968

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Boston Financial Data Services, Inc. post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Telephone Redemption. If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, up to $100,000, by instructing the Fund by telephone at 877-807-4122. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you hold your shares through an IRA, you may not redeem shares by telephone.

All telephone calls are recorded for your protection. Written confirmation will be provided for all purchase and redemption transactions initiated by telephone.

Wire Redemption. Wire transfers may be arranged to redeem shares for amounts of $1,000 or more. The Transfer Agent charges a fee, currently $15 per wire, which will be deducted from your proceeds on a complete or share-specific trade. The fee will be deducted from your remaining account balance on dollar specific redemptions.

Systematic Withdrawal Plan. The Fund offers a systematic withdrawal plan (the “SWP”) only on behalf of the Fund’s Investor Class, Class A and Class C shares whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn is $100 per payment. The SWP may be terminated or modified by the Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares, and may result in a capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 877-807-4122 for additional information regarding the SWP.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV or for market reasons. The Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account. A redemption by the Fund may result in a capital gain or loss for federal income tax purposes.

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Converting Shares

Shareholders may elect on a voluntary basis to convert their shares in one class of the Fund of into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

Call the Fund (toll-free) at 877-807-4122 to learn more about share conversions.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted polices and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing procedures, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the fair market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are

29

made in good faith in accordance with procedures adopted by the Board of Trustees. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions. If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your requests to the Fund at the address listed previously in the “How to Purchase Shares” section.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern Time).

Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

Redemption in Kind. The Fund generally pays redemption proceeds in cash. However, the Trust has filed a notice of election under Rule 18f-1 under the 1940 Act with the SEC, under which the Trust has

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reserved the right to redeem in kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a fair market value equal to the redemption price. For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions paid in cash.

Policies of Other Financial Intermediaries. An Authorized Intermediary may establish policies that differ from those of the Fund. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details. Shares of the Fund have not been registered for sale outside of the United States.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 877-807-4122 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Inactive Accounts. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Fund is unable to locate an investor, it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Closure of the Fund. The Adviser retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Distribution of Fund Shares

The Distributor

The Distributor, ALPS Distributors, Inc., is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

Rule 12b-1 Distribution Plan

The Fund has adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, a Rule 12b-1 fee for the sale and distribution of the Fund’s Investor Class shares, Class A shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 and Class R4 shares. The maximum amount of the Rule 12b-1 fee authorized is an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, Class A shares and Class R4 shares, 0.50% of the Fund’s average daily net assets attributable to Class R1 shares, Class R2 shares and Class R3 shares, and 0.75% of the Fund’s average daily net assets attributable to Class C shares. The Distributor

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may pay any or all amounts received under the Distribution Plan to other persons, including the Adviser, for any distribution activity. Because these fees are paid out of the Fund’s assets attributable to Investor Class shares, Class A shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 and Class R4 shares on an on-going basis, over time these fees will increase the cost of your investment in the such share classes of the Fund and may cost you more than paying other types of sales charges.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan on behalf of its Class A shares, Class C shares, Investor Class shares, Class I1 shares, Class I2 shares, Class R1 shares and Class R2 shares (the “Shareholder Servicing Plan”) that allows the Fund to make payments to financial intermediaries and other service providers in return for shareholder servicing and maintenance of Class A, Class C, Investor Class, Class I1, Class I2, Class R1 and Class R2 shareholder accounts. The shareholder support services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The maximum amount of shareholder servicing and maintenance fees authorized under the Shareholder Servicing Plan on behalf of the Class A shares, Class C shares, Investor Class shares, Class I1 shares, Class I2, Class R1 and Class R2 shares is an annual rate of 0.25% of each Fund’s average daily net assets attributable to the respective class. The Fund is currently implementing 0.09% for the shareholder servicing fee for the Class A shares of the Fund, 0.25% for the shareholder servicing fee for the Class C shares of the Fund, 0.14% for the shareholder servicing fee for the Investor Class shares of the Fund, 0.12% for the shareholder servicing fee for the Class I1 shares of the Fund, 0.10% for the shareholder servicing fee for the Class I2 shares of the Fund, 0.16% for the shareholder servicing fee for the Class R1 shares of the Fund and 0.07% for the shareholder servicing fee for the Class R2 shares of the Fund. For those share classes that currently charge less than the maximum shareholder servicing fee, the Fund may increase such fee, but not beyond the maximum of 0.25%, only after providing affected shareholders with 30 days’s prior written notice.

Payments to Financial Intermediaries

In addition to the fees paid under the Shareholder Servicing Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial intermediaries, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to distribution and/or service fees paid by the Fund, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. Additionally, such cash compensation may be paid to intermediaries for the opportunity for the Fund to be sold through the intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. Flat fees on a one-time or irregular basis may be made for the initial set-up of the Fund on an intermediary’s systems, participation or attendance at an intermediary’s meetings, or for other reasons. The Adviser may also pay cash compensation in the form of finder’s fees

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that vary depending on the dollar amount of the shares sold. If a dealer is paid a finder’s fee during year one, that dealer will not receive a 12b-1 fee until year two.

Distributions and Taxes

Distributions

The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Fund may make additional distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write or call to the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent receives the written request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends and net short-term capital gain), if any, are generally taxable to the Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 39.6%). For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%) regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November

33

or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including redemptions in-kind) and how long the shares were held by a shareholder. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares.

The Fund is required to report to the IRS and certain shareholders the cost basis of Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell or redeem those shares. The Fund will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

34

Financial Highlights

The following financial highlights tables show the financial performance information for the Class A shares of the Fund for the period from January 27, 2014 (its commencement of operations) to November 30, 2014 and for the fiscal year ended November 30, 2015; the financial performance information for the Investor Class shares of the Fund for the fiscal years ended November 30, 2011, 2012, 2013 and 2014 and 2015; the financial performance information for Class I1 shares (formerly Institutional Class shares) of the Fund for the fiscal years ended November 30, 2011, 2012, 2013, 2014 and 2015; the financial performance information for Class R1 shares of the Fund for the period from November 25, 2014 (its commencement of operations) to November 30, 2014 and for the fiscal year ended November 30, 2015; the financial performance information for Class R2 shares of the Fund for the period from November 25, 2014 (its commencement of operations) to November 30, 2014 and for the fiscal year ended November 30, 2015; and the financial performance information for Class Y shares of the Fund for the period from November 25, 2014 (its commencement of operations) to November 30, 2014 and for the fiscal year ended November 30, 2015. Because the Class C shares, Class I2 shares, Class R3 shares and Class R4 shares of the Fund have not yet commenced operations, there are no financial highlights available at this time for those share classes. Certain information reflects financial results for a single share of the Predecessor Fund. The total return in the table represents the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions). This information has been audited by Cohen Fund Audit Services, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, are included in the Fund’s 2015 Annual Report to Shareholders, which is available upon request.

35

		Income from investment operations				Less distributions paid
	Net Asset Value, Beginning of Period	Net investment income		Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments	Total distributions paid
Investor Class
Year Ended November 30, 2015	$40.98	$0.27	(4)	$2.11	$2.38	$(0.16)	$(1.63)	$(1.79)
Year Ended November 30, 2014	36.35	0.18	(4)	5.62	5.80	(0.12)	(1.05)	(1.17)
Year Ended November 30, 2013	27.61	0.13		9.04	9.17	(0.15)	(0.28)	(0.43)
Year Ended November 30, 2012	20.83	0.06		6.84	6.90	(0.12)	—	(0.12)
Year Ended November 30, 2011	19.82	0.09		0.94	1.03	(0.02)	—	(0.02)

Class A
Year Ended November 30, 2015	40.95	0.30	(4)	2.07	2.37	(0.22)	(1.63)	(1.85)
Period Ended November 30, 2014(5)	35.45	0.07	(4)	5.43	5.50	—	—	—

Class I1
Year Ended November 30, 2015	41.07	0.39	(4)	2.09	2.48	(0.26)	(1.63)	(1.89)
Year Ended November 30, 2014	36.40	0.27	(4)	5.63	5.90	(0.18)	(1.05)	(1.23)
Year Ended November 30, 2013	27.61	0.18		9.08	9.26	(0.19)	(0.28)	(0.47)
Year Ended November 30, 2012	20.84	0.21		6.74	6.95	(0.18)	—	(0.18)
Year Ended November 30, 2011	19.85	0.14		0.94	1.08	(0.09)	—	(0.09)

Class R1
Year Ended November 30, 2015	40.95	0.35	(4)	1.89	2.24	(0.25)	(1.63)	(1.88)
Period Ended November 30, 2014(6)	40.63	0.00	(4)(7)	0.32	0.32	—	—	—

Class R2
Year Ended November 30, 2015	40.95	0.17	(4)	2.13	2.30	(0.26)	(1.63)	(1.89)
Period Ended November 30, 2014(6)	40.63	0.00	(4)(7)	0.32	0.32	—	—	—

Class Y
Year Ended November 30, 2015	41.06	0.42	(4)	2.13	2.55	(0.28)	(1.63)	(1.91)
Period Ended November 30, 2014(6)	40.74	0.01	(4)	0.31	0.32	—	—	—

(1)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(2)	Not annualized for periods of less than one year.
(3)	Annualized for periods of less than one year.
(4)	Based on average shares outstanding.
(5)	Class A shares commenced operations on January 27, 2014.
(6)	Class R1 shares, Class R2 shares and Class Y shares commenced operations on November 25, 2014.
(7)	Amount is less than $0.005.

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			Ratio of expenses to average net assets		Ratio of net investment income to average net assets
Net Asset Value, End of Period	Total Return(1)(2)	Net assets at end of period (000’s)	Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)	Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)	Portfolio turnover rate(2)

$41.57	6.25%	$385,928	1.34%	1.26%	0.61%	0.67%	20.26%
40.98	16.45%	366,067	1.26%	1.25%	0.46%	0.47%	12.70%
36.35	33.74%	253,512	1.28%	1.35%	0.54%	0.47%	11.32%
27.61	33.27%	51,955	1.49%	1.40%	0.67%	0.76%	10.95%
20.83	5.19%	15,644	1.60%	1.40%	0.25%	0.45%	15.98%

41.47	6.23%	148,500	1.30%	1.26%	0.74%	0.76%	20.26%
40.95	15.51%	27,378	1.45%	1.44%	0.20%	0.21%	12.70%

41.66	6.51%	781,146	1.07%	0.99%	0.90%	0.96%	20.26%
41.07	16.75%	544,490	1.01%	1.00%	0.71%	0.72%	12.70%
36.40	34.10%	313,557	1.03%	1.10%	0.79%	0.72%	11.32%
27.61	33.57%	67,188	1.20%	1.15%	0.93%	0.98%	10.95%
20.84	5.46%	34,163	1.31%	1.15%	0.54%	0.70%	15.98%

41.31	5.91%	553	1.64%	1.59%	0.85%	0.88%	20.26%
40.95	0.79%	5	1.57%	1.57%	0.23%	0.23%	12.70%

41.36	6.07%	1,579	1.55%	1.44%	0.35%	0.44%	20.26%
40.95	0.79%	5	1.62%	1.44%	0.18%	0.36%	12.70%

41.70	6.69%	1,192	0.95%	0.84%	0.94%	1.04%	20.26%
41.06	0.79%	5	0.85%	0.82%	0.95%	0.98%	12.70%

37

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and/or
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

38

Investment Adviser

Smead Capital Management, Inc.

600 University Street, Suite 2412

Seattle, Washington 98101

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, Ohio 44115

Legal Counsel

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Custodian, Fund Accountant and Fund Administrator

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Transfer Agent and Dividend Paying Agent

Boston Financial Data Services, Inc.

30 Dan Road, Suite 55968

Canton, Massachusetts 02021-5968

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

39

Smead Value Fund

a series of Smead Funds Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The Fund’s SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information or make general inquiries about the Fund by calling the Fund (toll-free) at 877-807-4122, by visiting the Fund’s website at http://smeadcap.com/smead-value-fund/ or by writing to:

Regular Mail	Overnight or Express Mail
Smead Funds c/o Boston Financial Data Services, Inc. P.O. Box 55968 Boston, MA 02205-5968	Smead Funds c/o Boston Financial Data Services, Inc. 30 Dan Road, Suite 55968 Canton, MA 02021-5968

You can review and copy information, including the Fund’s shareholder reports and SAI, at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22985)

Statement of Additional Information

Dated: March 30, 2016

Smead Value Fund

Investor Class Shares (SMVLX)

Class A Shares (SVFAX)

Class C Shares (SVFCX)*

Class I1 Shares (SVFFX)

Class I2 Shares (SVFIX)*

Class R1 Shares (SVFDX)

Class R2 Shares (SVFKX)

Class R3 Shares (SVFRX)*

Class R4 Shares (SVFLX)*

Class Y Shares (SVFYX)

This Statement of Additional Information (“SAI”) provides general information about the Smead Value Fund (the “Fund”), a series of Smead Funds Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated March 30, 2016 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. The Fund previously operated as a series of Trust for Professional Managers (“Predecessor Fund”). The Fund’s audited financial statements for the fiscal year ended November 30, 2015 are incorporated herein by reference from the Fund’s 2015 Annual Report to Shareholders. To obtain a copy of the Prospectus or the Fund’s 2015 Annual Report to Shareholders free of charge, please visit http://smeadcap.com/smead-value-fund/, or call the Fund at 877-807-4122 or write to the addresses listed below:

Regular Mail	Overnight or Express Mail
Smead Funds	Smead Funds
c/o Boston Financial Data Services, Inc.	c/o Boston Financial Data Services, Inc.
P.O. Box 55968	30 Dan Road, Suite 55968
Boston, MA 02205-5968	Canton, MA 02021-5968

*	These share classes are not yet in operation and thus are not currently offered by the Smead Value Fund.

---------------------------------

---------------------------------

The Trust

The Smead Value Fund (the “Fund”) is a non-diversified series of Smead Funds Trust, a Delaware statutory trust organized on July 17, 2014 (the “Trust”) and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund is currently the only series of the Trust. Pursuant to a reorganization that took place on November 21, 2014 (the “Reorganization”), the Fund is the successor to the Smead Value Fund, a series of the Trust for Professional Managers (the “Predecessor Fund”). The Predecessor Fund and the Fund have the same investment objectives and strategies and substantially the same investment policies. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and shares are voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Fund, and has reserved the right to create and issue additional series or classes. Currently, the Fund has ten classes of shares: Investor Class shares, Class A shares, Class C shares, Class I1 shares, Class I2 shares, Class R1 shares, Class R2 shares, Class R3 shares, Class R4 shares and Class Y shares.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issuance or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Smead Capital Management, Inc. (the “Adviser”) is the investment adviser to the Fund.

Investment Policies, Strategies and Associated Risks

Investment Objective

The investment objective of the Fund is long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective.

Investment Strategies and Related Risks

The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Fundamental Investment Limitations”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so. The Fund’s investment objective and strategies may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Whenever an investment policy or investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Diversification

The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies. Please see “Federal Income Tax Matters” for further information on tax diversification for the Fund.

General Market Risks

U.S. and international markets have experienced significant volatility in recent years. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in the securities held by the Fund.

Equity Securities

An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Equity Securities of Large Cap Companies

The risks of investing in companies in general include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Temporary Strategies; Cash or Similar Investments

For temporary defensive purposes, the Adviser may from time to time invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements in order to meet redemption requests or as a defensive measure in response to adverse market, economic, political or other conditions. Taking a temporary defensive position may be inconsistent with the Fund’s principal investment strategies or may result in the Fund not achieving its investment objective.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may invest in any of the following securities and instruments:

Money Market Funds.  The Fund may invest in money market funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s investments in money market funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other money market fund.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market fund shares. You will indirectly bear fees and expenses charged by the underlying money market funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and, therefore, may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “A” or higher by S&P or “A” or higher by Moody’s.

Repurchase Agreements.  The Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Adviser, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price. The resale price under a repurchase agreement is generally equal to the price paid by the Fund, plus interest negotiated on the basis of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less.

The Adviser will review and continuously monitor the creditworthiness of each approved seller, and will require each of the Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by a designated third-party in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. The Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. government securities.

Securities subject to repurchase agreements will be held, as applicable, by the Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Options.  The Fund may purchase and sell put and call options, but will primarily write covered call options, purchase put options on securities held by the Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The Fund will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, the Fund has designated or “segregated” on its records cash or liquid assets equal in value to such amount. A call option is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written provided the Fund designates on its records cash or liquid assets equal to the difference. The Fund will limit its investment in uncovered put or call options purchased or written, measured by the exercise price in the case of a put or market value in the case of a call, by the Fund to 33 1/3% of the Fund’s total assets. The Fund will write put options only if they are covered by (1) designating on its records cash or liquid assets in an amount not less than the exercise price of the option at all times during the option period or (2) selling short the underlying security at a price at least equal to the strike price or purchasing a put option with a strike price at least equal to the strike price of the put option sold.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Fund may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Short Sales.  The Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest or dividends the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily and at no time will the sum of the amount so designated and the amount deposited with the broker as collateral be less than the market value of the securities at the time they sold short. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Investment Restrictions

Fundamental Investment Restrictions

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.

Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest 25% or more of its net assets, calculated at the time of purchase and taken at fair market value, in securities of issuers in any one industry (other than U.S. Government securities);

4.

Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

5.

Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities; or

6.	Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

Non-Fundamental Investment Restrictions

The following lists the non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the Fund.

The Fund may not:

1.	With respect to Fundamental Investment Restriction 1 above, purchase portfolio securities while outstanding borrowings exceed 5% of its assets; or

2.

Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

The Fund’s investment objective is non-fundamental as well.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of six individuals. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their age, present positions with the Trust and principal occupations over at least the last five years. The address of each Trustee and officer is c/o Smead Capital Management, Inc., 600 University Street, Suite 2412 Seattle, Washington 98101. The information in the following table is as of November 30, 2015 unless otherwise indicated.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

Gregory A. Demopulos Age: 57	Trustee	Indefinite Term; Since September 2014	1	Chairman and CEO, Omeros Corp. (biopharmaceutical company) (since 1994).	Director, Onconome, Inc. (since 2004).

Peter M. Musser Age: 59	Trustee	Indefinite Term; Since September 2014	1	Principal, Angeline Properties, LLC (a private investment firm) (since 2014); and Principal and Senior Equity Portfolio Manager with Rainier Investment Management (from 1994 to 2013).	Trustee, Lawrence University (since 2012); Trustee, Berry College (since 2010); and Director, Boys and Girls Clubs of King County (since 2008).

Walter F. Walker Age: 61	Trustee	Indefinite Term; Since September 2014	1	Principal, Hana Road Capital LLC (hedge fund) (since 2007).	Advisory Council, Stone Arch Capital (since 2005).

Nancy A. Zevenbergen Age: 57	Trustee	Indefinite Term; Since September 2014	1	Principal and Chief Investment Officer, Zevenbergen Capital Investments LLC (since 1987).	Director, Seattle Pacific Foundation (since 1993); Director, Anduin Foundation (since 2010); Director, University of Washington Foster School of Business (since 2014); and Director, evenstar3 Inc. (since 2005).

Interested Trustees and Officers

William W. Smead[1] Age: 58	Trustee and Chairman	Indefinite Term; Since September 2014	1	Chief Executive Officer of the Adviser (since 2007). President and Chief Executive Officer of the Trust (from September 2014 to January 2016).	None.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Cole W. Smead[1] Age: 32	Trustee President and Chief Executive Officer	Indefinite Term; Since September 2014 Elected annually; Since January 2016	1	Managing Director of the Adviser (since 2007).	None.

Steven J. LeMire Age: 46	Chief Compliance Officer Treasurer, Principal Financial and Accounting Officer	Elected annually; Since September 2014 Elected annually; Since January 2016	N/A	Chief Compliance Officer of the Adviser (since 2014); Relationship Manager with Viceroy Investment Advisors, LLC (from 2013 to 2014); Co-Founder and Managing Principal of HCL Advisors, LLC (from 2012 to 2013). Senior Manager and Director at UBS Global AM-Americas and served as Vice President and Assistant Treasurer to The UBS Funds (from 2007 to 2011).	N/A

Lisa Martin Age: 54	Secretary	Elected annually; Since September 2014	N/A	Chief Operating Officer/Chief Financial Officer of the Adviser (since 2007).	N/A

1.

Mr. William Smead and Mr. Cole Smead are each deemed to be an “interested person” of the Fund under the 1940 Act because of his position with Smead Capital Management, Inc. Mr. William Smead and Mr.  Cole Smead are father and son, respectively.

The Role of the Board of Trustees

The Board of Trustees provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, distributor, custodian and the Trust’s administrator, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, distributor, custodian, and the trust’s administrator and transfer agent. The Board has appointed various individuals of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a chief compliance officer who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal “Board Meetings,” which are generally held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board of Trustees is composed of four Independent Trustees and two Interested Trustees. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating and Governance Committee (the “Nominating Committee”), each of which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee are composed entirely of Independent Trustees.

Mr. William W. Smead, the Trust’s Chairperson, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of Smead Capital Management, Inc., the Fund’s adviser. The Trust has appointed Peter M. Musser as a lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board intends to review its structure regularly in light of the characteristics and circumstances of the Trust, including: the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees to discuss compliance and operational risks. In addition, the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in the table above. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. The Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

Independent Trustees

Gregory A. Demopulos, MD. Dr. Demopulos is a founder of Omeros Corporation, a Seattle-based biopharmaceutical company where has served as Chairman and Chief Financial Officer since 1994. Dr. Demopulos currently serves on the board of directors for Onconome, Inc., a biopharmaceutical company based in Redmond Washington. He received his Doctor of Medicine from Stanford University School of Medicine and his Bachelor of Science from Stanford University.

Peter M. Musser, CFA. Peter M. Musser, CFA has over three decades of experience in the investment industry, most recently serving as principal and senior equity portfolio manager with Rainier Investment Management, a Seattle-based investment firm. He currently is a principal with Angeline Properties, LLC, a private investment firm. Musser is a 1978 economics graduate of Lawrence University in Wisconsin. He later earned the Chartered Financial Analyst designation, was past President of the CFA Society of Seattle, and is a member of the CFA Institute. He is a member of the Board of Trustees of Lawrence University in Wisconsin and Berry College in Georgia, and a member of the Board of Directors of the Boys and Girls Clubs of King County.

Walter F. Walker. Mr. Walker served as a Vice President in Goldman, Sachs & Co.’s Private Client Services group from 1987 through 1994. In April 1994, Mr. Walker formed Walker Capital, Inc., a San Francisco based money management firm. In September 1994, Mr. Walker became President and General Manager of the Seattle SuperSonics. In 2001, he was part of a group that purchased the Seattle SuperSonics and the Seattle Storm, and in addition to being an owner, served as Chief Executive Officer and President of the teams until their sale in 2006. In late 2007, he formed Hana Road Capital LLC.

Mr. Walker graduated from the University of Virginia in 1976 as an Academic All-American with a Bachelor of Arts in psychology. In 2001 he was named as one of six recipients as the NCAA Silver Anniversary Scholar-Athlete Awards. He received his Masters of Business Administration from Stanford University Graduate School of Business in 1987. He was conferred as a Chartered Financial Analyst in 1992.

In addition to his investment and management experience, Mr. Walker was drafted in the first round (5th overall) by the Portland Trailblazers in 1976 and in 1977 was a member of the Portland Trailblazers 1977 Championship team. After the 1977 season, Mr. Walker was traded to the Seattle SuperSonics, where he was a member of the SuperSonics 1979 Championship team. In 1982, Mr. Walker was traded to the Houston Rockets. He retired from professional basketball in 1985. In 1993, he was inducted into the Pennsylvania State Sports Hall of Fame and was named the greatest player of the 20th Century from Lancaster County, Pennsylavania.

Nancy A. Zevenbergen, CFA, CIC. Ms. Zevenbergen established Zevenbergen Capital Investments (ZCI) in 1987, creating a responsive, research-focused investment firm serving tax-exempt entities and high net worth individuals. Ms. Zevenbergen oversees the firm’s investment policy and portfolio management decisions, maintaining a focused research effort for disruptive growth companies. Prior to founding ZCI, Ms. Zevenbergen served for six years as a Portfolio Manager and Research Analyst for Rainier National Bank. She was responsible for supervising trust assets for individuals and organizations with diverse investment goals and varying constraints. She graduated from the University of Washington Foster School of Business in 1981 with a concentration in Finance. She is a Chartered Financial Analyst (CFA) and a member of both the CFA Institute and the CFA Society of Seattle. In addition, Ms. Zevenbergen is a designated Chartered Investment Counselor (CIC). Ms. Zevenbergen serves on the Boards of Seattle Pacific Foundation, the Anduin Foundation, the University of Washington Foster School of Business, and evenstar3 Inc.

Interested Trustees

William Wallace Smead. Mr. William Smead is the founder of Smead Capital Management, where he oversees all activities of the firm. As Chief Executive Officer, he is the final decision-maker for all investment and portfolio decisions as well as reviewing the implementation of those decisions in the firm’s separate accounts and mutual funds.

Mr. William Smead began his career in the investment business with Drexel Burnham Lambert in 1980. He left Drexel Burham Lambert in 1989 as First Vice President/Assistant Manager and joined Oppenheimer & Co. Mr. William Smead left Oppenheimer & Co. and joined Smith Barney in 1990. He was with Smith Barney until September 2001, when he joined Wachovia Securities and became the Managing Director/Portfolio Manager of Smead Investment Group of Wachovia Securities. Mr. William Smead was with Wachovia Securities until the founding of Smead Capital Management in July 2007. Mr. William Smead graduated from Whitman College in 1980 with a B.A. in Economics.

Cole William Smead, CFA. Mr. Cole Smead is a Managing Director at Smead Capital Management and has been with the firm since its inception in 2007. Before joining Smead Capital, he was a Financial Advisor with Wachovia Securities from 2006 to 2007. He holds the Chartered Financial Analyst (CFA) designation. Mr. Cole Smead graduated from Whitman College with a B.A. in Economics  & History.

Trustee Ownership of Fund Shares

As of December 31, 2015, the Trustees owned shares of the Fund as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Independent Trustees
Gregory A. Demopulos	$10,001-$50,000	$10,001-$50,000
Peter M. Musser	Over $100,000	Over $100,000
Walter F. Walker	$10,001-$50,000	$10,001-$50,000
Nancy A. Zevenbergen	Over $100,000	Over $100,000
Interested Trustees
William W. Smead	Over $100,000	Over $100,000
Cole W. Smead	Over $100,000	Over $100,000

[1]	As of the date of this SAI, the Fund is the only registered investment company in the Family of Investment Companies.

Furthermore, as of December 31, 2015, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, owned securities beneficially, or of record, in the Adviser, ALPS Distributors, Inc. (the “Distributor”) or any of its affiliates. Accordingly, during the two most recently completed calendar years, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Messrs. Demopulos, Musser and Walker and Ms. Zevenbergen. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditors concerning the scope of the audit and the auditor’s independence. Mr. Walker is designated as the Audit Committee chairman. Mr. Walker and Mr. Musser serve as the Audit Committee’s “audit committee financial experts,” as stated in the Fund’s annual reports. During the fiscal year ended November 30, 2015 the Fund’s Audit Committee met four times.

Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Messrs. Demopulos, Musser and Walker and Ms. Zevenbergen. Ms. Zevenbergen is designated as the Nominating Committee chairperson. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets at least annually. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees. During the fiscal year ended November 30, 2015, the Fund’s Nominating Committee met one time.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days (nor more than 90 days) prior to the shareholder meeting at which the shareholders vote on any such nominee. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for two years after receipt for consideration when there is a vacancy on the Board of Trustees. The Nominating Committee’s procedures with respect to reviewing shareholder nominations are described below.

Shareholders may submit for the Nominating Committee’s consideration, recommendations regarding potential nominees to fill the position of an Independent Trustee on the Board. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Committee in connection with the Committee’s nomination of any candidate(s) for appointment or election as an Independent Trustee need not be considered again by the Committee in connection with any subsequent nomination(s). In order for the Nominating Committee to consider a Shareholder Recommendation, the Shareholder Recommendation must include:

(i)	a statement in writing setting forth:

(A)

the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references;

(B)

the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate;

(C)

any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the SEC or any successor agency with jurisdiction related to the Trust);

(D)

any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and

(E)

whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Committee, for the Trust to make such determination;

(ii)	the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii)	the recommending shareholder’s name as it appears on the Trust’s books;

(iv)	the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder;

(v)

a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years; and

(vi)	a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

The Nominating Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Nominating Committee will not be required to consider such candidate.

Trustee Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive an annual retainer of $25,000 in the form of shares of the Fund, in four equal quarterly installments of shares equal in value to $6,250, as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the Trust’s officers receive compensation from the Trust.

The table below sets forth the compensation paid to the Trustees during the fiscal year ended November 30, 2015. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and the Trust Paid to Trustees
Independent Trustees
Gregory A. Demopulos	$25,000	None	None	$25,000
Peter M. Musser	$25,000	None	None	$25,000
Walter F. Walker	$25,000	None	None	$25,000
Nancy A. Zevenbergen	$25,000	None	None	$25,000
Interested Trustees
William W. Smead	None	None	None	None
Cole W. Smead	None	None	None	None

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

As of March 1, 2016, all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of shares of the Fund. As of March 1, 2016, the following shareholders are known by the Fund to own of record or to beneficially own 5% or more of the outstanding shares of the Fund:

Class	Name and Address	Percentage of Ownership	Type of Ownership
Investor Class Shares	TD Ameritrade Inc. FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	5.54%	Record
Investor Class Shares	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	8.88%	Record
Investor Class Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	21.28%	Record
Investor Class Shares	National Financial Services LLC For the Sole Benefit of its Customers 499 Washington Blvd. FL 5 Jersey City, NJ 07310-2010	39.18%	Record
Class A Shares	TD Ameritrade Inc. FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	5.66%	Record
Class A Shares	UBS Financial Services Inc. Attn Department Manager 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086-6727	5.80%	Record
Class A Shares	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	7.08%	Record
Class A Shares	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	13.30%	Record
Class A Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	21.39%	Record
Class A Shares	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	28.98%	Record
Class I1 Shares	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	5.14%	Record
Class I1 Shares	National Financial Services LLC For the Sole Benefit of its Customers 499 Washington Blvd. FL 5 Jersey City, NJ 07310-2010	5.80%	Record
Class I1 Shares	UBS Financial Services Inc. Attn Department Manager 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086-6727	7.62%	Record
Class I1 Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	10.33%	Record

Class	Name and Address	Percentage of Ownership	Type of Ownership
Class I1 Shares	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	58.32%	Record
Class R1 Shares	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Record
Class R2 Shares	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Record
Class Y Shares	Mid Atlantic Trust Company FBO Smead Capital Management, Inc. 4011251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	92.61%	Record

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by the Adviser, Smead Capital Management, Inc., pursuant to an investment advisory agreement (the “Advisory Agreement”). Mr. William W. Smead is considered to be a control person of the Adviser, due to his ownership of more than 25% of the firm.

After an initial two-year period, the Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on an annual rate equal to 0.75% of the Fund’s average daily net assets, as specified in the Prospectus. The advisory fee is calculated for each share class based on average daily net assets of each share class. However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive fees and/or reimburse Fund expenses.

For the fiscal years ended November 30, 2015, 2014 and 2013, the table below sets forth the advisory fees accrued under the Advisory Agreement, the amount of the advisory fees and operating expenses waived or reimbursed by the Adviser, and the total advisory fees paid to the Adviser under the Advisory Agreement:

Fiscal Year Ended	Advisory Fee	Waiver	Advisory Fee after Waiver

November 30, 2015	$8,295,978	$(635,630)	$7,660,348
November 30, 2014	$5,572,972	$(12,412)	$5,560,560
November 30, 2013	$2,433,362	$0	$2,433,362

Fund Expenses. The Fund is responsible for its own operating expenses. The Adviser has agreed to waive its management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) to the extent set forth in the “Fees and Expense Table” of the Prospectus. Any such reimbursements made by the Adviser of its management fees or payment of expenses that are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for management fee waivers and expense payments made in the previous three fiscal years from the date the expense was incurred. Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Portfolio Managers

As stated in the Prospectus, Mr. William W. Smead is the lead Portfolio Manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Tony A. Scherrer is the Director of Research and a Portolio Manager for the Fund, and Mr. Cole W. Smead is the Managing Director and Portfolio Manager for the Fund, and each is jointly responsible for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”).

The following provides information regarding other accounts managed by the Portfolio Managers as of November 30, 2015:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

William W. Smead

Other Registered Investment Companies	1	$44.9	0	$0
Other Pooled Investment Vehicles	1	$77.5	0	$0
Other Accounts	92	$786.7	0	$0

Tony A. Scherrer
Other Registered Investment Companies	1	$44.9	0	$0
Other Pooled Investment Vehicles	1	$77.5	0	$0
Other Accounts	92	$786.7	0	$0

Cole W. Smead
Other Registered Investment Companies	1	$44.9	0	$0
Other Pooled Investment Vehicles	1	$77.5	0	$0
Other Accounts	92	$786.7	0	$0

The Portfolio Managers also manage various private accounts, all of which may have investment strategies that are similar to that of the Fund, which could create certain conflicts of interest including the timing of trades and allocation of investment opportunities. All portfolio transactions will be implemented according to the Adviser’s trade allocation policies. These policies are designed to ensure that trades are allocated in a manner that fulfills the Adviser’s fiduciary duty to each advisory client and is fair and nondiscriminatory. When placing block trades, the Adviser will designate on the trade order memorandum the number of shares of the block trade to be allocated to each specific account prior to placing the order, or the Adviser will make a pro rata allocation of the shares to each account based upon size of the client’s account. The Adviser will seek best execution on such trades, and will avoid holding cash and securities involved in an aggregated trade longer than necessary. In the event that the Adviser’s Chief Investment Officer determines that a prorated allocation is not appropriate under the particular circumstances, the allocation will be made based upon other relevant factors, which may include:

•

when only a small percentage of the order is executed, shares may be allocated to the account with the smallest order or the smallest position or to an account that is out of line with respect to security or sector weightings relative to other portfolios, with similar mandates;

•

allocations may be given to one account when that account has limitations in its investment guidelines that prohibit it from purchasing other securities that are expected to produce similar investment results and can be purchased by other accounts;

•	with respect to sale allocations, allocations may be given to accounts relatively lower in cash;

•

in cases when a pro rata allocation of a potential execution would result in a de minimis allocation in one or more accounts, the Adviser may exclude the account(s) from the allocation and the transactions may be executed on a pro rata basis among the remaining accounts; or

•	in cases where a small portion of an order is executed in all accounts, shares may be allocated to one or more accounts on a random basis.

If an aggregated order is executed in a series of transactions over the course of the day, each account will receive the average execution price. The Adviser will use its best efforts to make allocations for the Fund and other accounts on the same day. The Adviser’s Chief Investment Officer will review all allocations of trades and limited investment opportunities to ensure that the Adviser’s policies and procedures were followed and verify that no client account was systematically disadvantaged by the allocation.

The Portfolio Managers’ compensation consists of a cash salary and a percentage of the Adviser’s overall profits based on contributions to the firm, industry experience and level of responsibility associated with their positions within the firm.

As of November 30, 2015, the Portfolio Managers beneficially owned shares of the Fund totaling the following amounts:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

Mr. William W. Smead	Over $1,000,000
Mr. Tony A. Scherrer	$500,000 - $1,000,000
Mr. Cole W. Smead	$100,001 - $500,000

Service Providers

Pursuant to an administration agreement between the Trust and State Street Bank and Trust Company (the “Administrator”), One Lincoln Street, Boston, MA 02111, the Administrator acts as administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value (“NAV”) and yield; responding to shareholder inquiries; arranging for the maintenance of books and records of the Fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy or for any matter pertaining to the distribution of Fund shares. The Administrator also acts as custodian and fund accountant under separate agreements.

For the fiscal periods indicated below, the Predecessor Fund paid the following fees to the prior administrator*:

Administration Fees Paid During,

Fiscal Period from December 1, 2013 through November 20, 2014	Fiscal Year Ended November 30, 2013
$715,662	$328,242

*	U.S. Bancorp Fund Services, LLC was the administrator during the periods covered by this table.

For the fiscal periods indicated below, the Administrator received the following in administration fees:

Administration Fees Paid During,

Fiscal Year Ended November 30, 2015	Fiscal Period from November 21, 2014 through November 30, 2014
$355,145	$3,564

State Street Bank and Trust Company is also the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is One Lincoln Street, Boston, MA 02111. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

Transfer Agent

Boston Financial Data Services, Inc. (the “Transfer Agent”), 2000 Crown Colony Drive, Quincy, MA 02169, serves as the Fund’s transfer agent and dividend paying agent.

Legal Counsel

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202 serves as counsel to the Fund.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115 serves as the independent registered public accounting firm of the Fund.

Distribution and Servicing of Fund Shares

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement has an initial term of two years and will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

During the last three fiscal years, the Distributor did not receive any net underwriting commissions on the sale of the Predecessor Fund’s or the Fund’s shares.

Distribution (Rule 12b-1) Plan

The Fund has adopted a distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan, the Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, a Rule 12b-1 fee for the sale and distribution of the Fund’s Investor Class shares, Class A shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares and Class R4 shares. The maximum amount of the Rule 12b-1 fee authorized is an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, Class A shares and Class R4 shares, 0.50% of the Fund’s average daily net assets attributable to Class R1 shares, Class R2 shares and Class R3 shares, and 0.75% of the Fund’s average daily net assets attributable to Class C shares (the “Distribution Fee”). The Distributor may pay any or all amounts received under the Distribution Plan to other persons, including the Adviser, for any distribution activity. Because these fees are paid out of the Fund’s assets attributable to Investor Class shares, Class A shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares and Class R4 shares on an on-going basis, over time these fees will increase the cost of your investment in such shares of the Fund and may cost you more than paying other types of sales charges. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the SEC staff as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

The tables below show the amounts of Rule 12b-1 fees incurred by the Investor Class shares, Class A shares, Class R1 shares and Class R2 shares of the Fund. Because Class C shares, Class R3 shares and Class R4 shares of the Fund have not commenced operations, the Fund made no expenditures under the Distribution Plan on behalf of those share classes for the period set forth below.

	Actual Rule 12b- 1 Expenditures Incurred by Investor Class Shares of the Fund	Actual Rule 12b-1 Expenditures Incurred by Class A Shares of the Fund	Actual Rule 12b-1 Expenditures Incurred by Class R1 Shares of the Fund	Actual Rule 12b-1 Expenditures Incurred by Class R2 Shares of the Fund

	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2015

	Total Dollars Allocated[1]	Total Dollars Allocated[1]	Total Dollars Allocated[1]	Total Dollars Allocated[1]
Advertising/Marketing	$0	$0	$0	$0
Printing/Postage	$0	$0	$0	$0
Payment to distributor	$0	$0	$0	$0
Payment to dealers	$970,978	$115,643	$714	$742
Compensation to sales personnel	$0	$0	$0	$0
Other	$0	$0	$0	$0
Total	$970,978	$115,643	$714	$742

1.	Payment made to the Fund’s Distributor.

The fees paid to the Distributor for the Investor Class, Class A shares, Class R1 and Class R2 shares of the Fund for the periods described below are set forth in the following tables. Class C shares, Class R3 shares and Class R4 shares have not commenced operations; therefore there is nothing to report for those share classes under the Distribution Plan for the period set forth below.

	Period December 1, 2013 through November 20, 2014[1]		Period November 21, 2014 through November 30, 2014[2]		For Fiscal Year ended November 30, 2015[2]

	Distribution and/or Service Fees	Contingent Deferred Sales Charge	Distribution and/or Service Fees	Contingent Deferred Sales Charge	Distribution and/or Service Fees	Contingent Deferred Sales Charge
Investor Class	$791,818	$0	$0	$0	$967,870	$0

1.	Payment was made to the Predecessor Fund’s distributor, Quasar Distributors, LLC.
2.	Payment made to the Fund’s Distributor.

	Period January 21, 2014[1] through November 20, 2014[2]		Period November 21, 2014 through November 30, 2014[3]		For Fiscal Year ended November 30, 2015[3]

	Distribution and/or Service Fees	Contingent Deferred Sales Charge	Distribution and/or Service Fees	Contingent Deferred Sales Charge	Distribution and/or Service Fees	Contingent Deferred Sales Charge
Class A	$19,236	$0	$0	$0	$186,755	$0

1.	The Class A shares commenced operations on January 21, 2014.
2.	Payment was made to the Predecessor Fund’s distributor, Quasar Distributors, LLC.
3.	Payment made to the Fund’s Distributor.

	Period November 25, 2014[1] through November 30, 2014[2]		For Fiscal Year ended November 30, 2015[2]

	Distribution and/or Service Fees	Contingent Deferred Sales Charge	Distribution and/or Service Fees	Contingent Deferred Sales Charge
Class R1	$0	$0	$725	$0
1. The Class R1 shares commenced operations on November 25, 2014. 2. Payment made to the Fund’s Distributor.

	Period November 25, 2014[1] through November 30, 2014[2]		For Fiscal Year ended November 30, 2015[2]

	Distribution and/or Service Fees	Contingent Deferred Sales Charge	Distribution and/or Service Fees	Contingent Deferred Sales Charge
Class R2	$0	$0	$1,494	$0
1. The Class R2 shares commenced operations on November 25, 2014. 2. Payment made to the Fund’s Distributor.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Fund may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the trustees who are not “interested persons” of the Fund, select and nominate all other trustees who are not “interested persons” of the Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services). The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed. Flat fees on a one-time or irregular basis may be made for the initial set-up of the Fund on an intermediary’s systems, participation or attendance at an intermediary’s meetings, or for other reasons.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan on behalf of its Class A shares, Class C shares, Investor Class shares, Class I1 shares, Class I2 shares, Class R1 shares and Class R2 shares (the “Shareholder Servicing Plan”) that allows the Fund to make payments to financial intermediaries and other service providers in return for shareholder servicing and maintenance of Class A, Class C, Investor Class, Class I1, Class I2, Class R1 and Class R2 shareholder accounts. The shareholder support services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The maximum amount of shareholder servicing and maintenance fees authorized under the Shareholder Servicing Plan on behalf of the Class A shares, Class C shares, Investor Class shares, Class I1 shares, Class I2 shares, Class R1 shares and Class R2 shares is an annual rate of 0.25% of each Fund’s average daily net assets attributable to the respective class. The Fund is currently implementing 0.09% for the shareholder servicing fee for the Class A shares of the Fund, 0.25% for the shareholder servicing fee for the Class C shares of the Fund, 0.14% for the shareholder servicing fee for the Investor Class shares of the Fund, 0.12% for the shareholder servicing fee for the Class I1 shares of the Fund, 0.10% for the shareholder servicing fee for the Class I2 shares of the Fund, 0.16% for the shareholder servicing fee for the Class R1 shares of the Fund and 0.07% for the shareholder servicing fee for the Class R2 shares of the Fund. For those share classes that currently charge less than the maximum shareholder servicing fee, the Fund may increase such fee, but not beyond the maximum of 0.25%, only after providing affected shareholders with 30 days’ prior written notice.

Payments under the Shareholder Servicing Plan may not exceed the respective amounts shown above unless the Board approves the implementation of higher amounts.

Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold and consistent with the policies of the Adviser. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. During the fiscal year ended November 30, 2015, the Fund did not acquire any securities of its “regular brokers or dealers.”

The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund. The following table shows the amount of transactions and related commissions paid by the Fund for transactions directed to a broker because of research services provided during the fiscal year ended November 30, 2015:

Commissions	Transactions
$430,363	$777,029,382

The following table shows the amounts paid by the Fund in brokerage commissions for the fiscal years ended November 30, 2015, 2014 and 2013.

Brokerage Commissions
Paid During Fiscal Years Ended November 30,
2015	2014	2013
*$437,532	$174,263	$215,338
*	The increase in brokerage commissions from 2014 to 2015 is attributable to growth of assets in the Fund.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%). To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.

For the fiscal years ended November 30, 2015 and 2014, the portfolio turnover rates for the Fund were as follows:

Portfolio Turnover Rate During Fiscal Years Ended November 30,
2015	2014
20.26%	12.70%

Code of Ethics

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of the Adviser are described below. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

Procedures

It is the Adviser’s policy, where it has accepted responsibility to vote proxies on behalf of a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. The Adviser’s director of research (the “Director of Research”) is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Adviser (the “Proxy Voting Guidelines”) and the Adviser’s policies and procedures. Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the Adviser’s policies and procedures.

The Director of Research will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. When the Adviser receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Adviser’s chief investment officer (the “CIO”), who will review the proposal and either vote the proxy or instruct the Director of Research on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. The Director of Research may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Director of Research, it is determined that such action is in the best interest of the Adviser’s clients. In the exercise of such discretion, the Director of Research may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

ERISA Plans

Plans managed by the Adviser governed by the Employee Retirement Income Security Act (“ERISA”) shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Adviser has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Director of Research becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, the Director of Research will promptly report such conflict to the Adviser’s CCO. The Adviser will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

•	Where the Proxy Voting Guidelines outline the Adviser’s voting position, as either “for” or “against” such proxy proposal, voting will be accordance with the its Proxy Voting Guidelines.

•

Where the Proxy Voting Guidelines outline the Adviser’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Director of Research depending upon the facts and circumstances of each situation and the requirements of applicable law:

¡	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

¡	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Third Party Delegation

The Adviser may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to the Adviser. The CIO will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Adviser’s CIO.

Mutual Funds

Where the Adviser acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of a fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund. In the event of a conflict of interest for a security in a fund, the fund cannot be provided with information regarding the proposal and consent cannot be obtained from the fund.

Special Circumstances

The Adviser may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Adviser that they wish to retain the right to vote the proxy; (ii) where the Adviser deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Adviser’s services; (iv) where a proxy is received for a security that the Adviser no longer manages (i.e., the Adviser had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which the Adviser has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Adviser will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Adviser has investment discretion, however, the Adviser shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling toll-free, 1-877-807-4122 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Mr. LeMire has been designated as the Anti-Money Laundering Officer of the Trust.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust on behalf of the Fund has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Adviser has also adopted the Portfolio Holdings Policies. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Adviser and the Board of Trustees have considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Adviser and the Board of Trustees also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Adviser and the Board of Trustees have determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board of Trustees also authorized the Adviser or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of the Fund’s portfolio holdings: (1) by overseeing the implementation and enforcement of the Portfolio Holdings Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO; (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board of Trustees reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Adviser may not receive compensation in connection with the disclosure of information about the Fund’s portfolio securities. In the event of a conflict between the interests of the Fund and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: the Administrator; the Custodian; the Transfer Agent; the Fund’s independent registered public accounting firm; counsel to the Fund or the Board of Trustees (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities. Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when the Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement. Currently, between the 5th and 10th business day of the month following a calendar quarter, the Fund provides its quarterly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc., and BNY/Mellon. In addition, within 30 days of the calendar quarter end, the Fund posts to its website a list of its top ten holdings as well as a full list of portfolio holdings. Portfolio holdings information may be separately provided to any person, at the same time that it is filed with the SEC or one day after it is first published on the Fund’s website. Additional portfolio holdings disclosure may be approved under the Portfolio Holdings Policies by the Trust’s Chief Compliance Officer, Treasurer or President.

In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Determination of Net Asset Value

The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over-the-Counter (“OTC”) Securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the NAV of such companies for purchase and/or redemption orders placed on that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than would be the case if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares

You may purchase shares of the Fund directly from the Transfer Agent, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and their authorized designees) are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, plus any applicable sales charge, after the Financial Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Shares are purchased at the next calculated NAV, plus any applicable sales charge, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

Sales Charges on Class A Shares

Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest in the Fund, unless you qualify for a reduction or waiver of the sales charge. If you purchase Class A shares of the Fund you will pay the public offering price (“POP”), which is the NAV per share next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The sales charge does not apply to shares purchased with reinvested distributions. The sales charge for Class A shares of the Fund is calculated as follows:(1)

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Offering Price
Less than $25,000(2)	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.52%	1.20%
$1 million or more(3)(4)	None	None	Up to 1.00%
(1)

The offering price is calculated to two decimal places using standard rounding criteria. As a result, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(2)	The minimum initial investment for Class A shares of the Fund is $3,000.
(3)

There is no front-end sales charge for purchases of Class A shares of $1,000,000 or more. However, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be applied to redemptions of Class A shares within 18 months of purchase.

(4)

The Adviser may directly or indirectly pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $3,000,000, 0.50% of amounts from $3,000,001 to $50,000,000, and 0.25% of amounts over $50,000,000. The Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), will then also pay to such dealers an annual distribution and/or service fee of up to 0.25% of the average daily net assets attributable to the Class A shares held by its clients beginning in the thirteenth month. Where a dealer does not receive payment of this commission, the dealer will receive the annual distribution and/or service fee starting immediately after purchase.

You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Class A Sales Charge Reductions and Waivers

The sales charge on Class A shares of the Fund may be reduced or waived based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

Reinvested Distributions: You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from the Fund.

Breakpoint Thresholds: You may reduce the sales charge on Class A shares by investing an amount to meet one of the breakpoint thresholds indicated in table above.

Rights of Accumulation: You may combine your current purchase of Class A shares of the Fund with all other classes of shares of the Fund currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase of Class A shares of the Fund and the current value (based on the current public offereing price) of all other classes of shares of the Fund you own at the financial intermediary at which you are making the current purchase. You may not aggregate shares held at different financial intermediaries. If the current purchase is made directly through the Fund’s Transfer Agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), only those shares held directly at the Transfer Agent may apply toward the right of accumulation. You may aggregate shares that you own and that are currently owned by members of your “immediate family” including your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, including in-law and adoptive relationships residing at the same address. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply. The Fund is not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Fund reserves the right to modify or terminate this right at any time.

Reinstatement Privilege: If you redeem Class A shares of the Fund, and within 60 days purchase and register new Class A shares, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact the Transfer Agent or your financial intermediary.

Letter of Intent: By signing a Letter of Intent (“LOI”), you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares. Any Class A shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Investments of $1,000,000 or More: There is neither an initial sales charge on a lump sum Class A share purchase of $1,000,000 or more, nor on any purchase into a Class A account with an accumulated value of $1,000,000 or more. However, if you have taken advantage of this waiver and redeem your shares within 18 months of purchase, there is a CDSC of 1.00% imposed on such shares based on the lesser of original cost or current market value. The CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers,” below. Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charges Waivers,” below.

Initial Sales Charge Waivers: Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain purchases. You will not have to pay a sales charge on purchases of Class A shares if:

•	you are an affiliate of the Adviser or any of its or the Fund’s officers, directors, trustees, employees or retirees;
•	you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;

•

you are a member of the immediate family of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	authorized qualified employee benefit plans;
•

rollovers of current investments through authorized qualified employee benefit plans or savings plans, provided the shares are transferred to the Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a IRA through an account directly with the Fund;

•	registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;
•

persons participating in a fee-based program (such as a wrap account) under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services;

•

financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee.

To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Fund if your share purchase is eligible for the sales load waiver. Sales charges will not be applied to shares purchased by reinvesting distributions.

Contingent Deferred Sales Charge Waivers. For Class A shares, a CDSC is imposed on shares purchased at the $1,000,000 breakpoint (as described in “Sales Charge on Class A Shares,” above) that are redeemed within 18 months of purchase. For Class C shares, a CDSC is imposed on shares that are redeemed within 12 months of purchase. In the case of a partial redemption, the first shares redeemed are any reinvested shares. After that, shares are always redeemed on a “first in/first out” basis. If the first shares redeemed have been held for longer than 18 months in the case of Class A shares or 12 months in the case of Class C shares from the date of purchase, then no CDSC is imposed on the redemption. The CDSC is imposed on a lot by lot basis on the market value or initial purchase price, whichever is lower. This deferred sales charge may be waived under certain circumstances such as:

•	death of the shareholder;
•	divorce, where there exists a court decree that requires redemption of the shares;
•	return of IRA excess contributions;
•	shares redeemed by the Fund due to low balance or other reasons;
•	required minimum distributions at age 70 1⁄2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund); and
•	other circumstances under the Adviser’s discretion.

If you would like information about sales charge waivers, call your financial representative or contact the Fund at 877-807-4122.

How to Redeem Shares and Delivery of Redemption Proceeds

You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Transfer Agent or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Transfer Agent will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the fair market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Redemption in-Kind

The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in-kind are taxed in the same manner as redemptions made in cash.

Federal Income Tax Matters

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed. However, the Fund cannot assure that its anticipated distributions will be sufficient to eliminate all taxes at the Fund level. If the Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; and (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies. Some Fund investments may produce income that will not qualify as good income for the purposes of this annual gross income requirement. There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

Furthermore, the Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, provided that for purposes of this test, no security of any one issuer may constitute more than 5% of the value of the Fund’s assets and no more than 10% of the outstanding voting securities of any such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

The Fund will be subject to a 4% excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for the 12-month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period) and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Investment company taxable income generally consists of interest, dividends, and net short-term capital gain, less expenses. Net capital gain is the excess of the net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund. The Fund may elect to defer certain losses for tax purposes.

Distributions of investment company taxable income are taxable to shareholders as ordinary income which, for non-corporate shareholders, is currently subject to a maximum federal income tax rate of 39.6%. For non-corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares. The aggregate amount so reported to either non-corporate or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.

Distributions of net capital gain are taxable as long-term capital gain regardless of the length of time shares have been held. For non-corporate shareholders, long-term capital gain is currently taxed at a maximum federal income tax rate of 20%. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of any investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to the regular income tax). The Medicare tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized by a shareholder upon the sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

A sale or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as short-term capital gain or loss. Any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions not counted. Any loss realized upon a sale or redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid after December 31, 2018 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (or unless such entity is deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or taxpayer identification number and certain certifications or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate of 28% for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on U.S.-source income. This withholding rate may be lower under the terms of a tax convention.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations to a particular shareholder. You are urged to consult your own tax adviser.

Distributions

The Fund will realize income primarily in the form of dividends and interest earned on the Fund’s investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforwards) will be distributed to shareholders as a part of the Fund’s distributions of net investment income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will generally have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholder. Net capital losses realized by the Fund may be carried over indefinitely and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

Cost Basis Reporting

The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when the shareholder sells or redeems such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), credit unions and certain other governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale or redemption of a share results in a gain or loss. If you sell or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all covered shares in an account regardless of holding period, and covered shares sold or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements

The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Fund’s 2015 Annual Report to Shareholders are incorporated herein by reference.

SMEAD FUNDS TRUST

PART C - OTHER INFORMATION

Item 28. Exhibits

(a)	(i) Certificate of Trust is incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 1, 2014.

(ii) Declaration of Trust is incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 1, 2014.

(b)	By-Laws are incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 1, 2014.

(c)	Not Applicable.

(d)	Investment Advisory Agreement by and between Registrant and Smead Capital Management, Inc. is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 12, 2014.

(e)	(i) Distribution Agreement by and between Registrant and ALPS Distributors, Inc. is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 12, 2014.

(ii) Form of Dealer Agreement is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 12, 2014.

(f)	Not Applicable.

(g)	Custodian Agreement by and between Registrant and State Street Bank and Trust Company is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 12, 2014.

(h)	(i) Administration Agreement by and between Registrant and State Street Bank and Trust Company is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 12, 2014.

(ii) Transfer Agency and Service Agreement by and between Registrant and Boston Financial Data Services, Inc. is incorporated by reference to the Registrant’s Post-Effective Amendment No. 2 filed with the Securities and Exchange Commission on March 30, 2015.

(iii) Expense Limitation Agreement is filed herein.

(i)	Opinion and consent of counsel is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 filed with the Securities and Exchange Commission on November 21, 2014.

(j)	Consent of Independent Registered Public Accounting Firm is filed herein.

(k)	Not Applicable.

(l)	Initial Capital Agreement is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 filed with the Securities and Exchange Commission on November 21, 2014.

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(m)	(i)	Rule 12b-1 Plan is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 12, 2014.

	(ii)	Shareholder Servicing Plan is filed herein.

(n)	Multi-Class Plan is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 12, 2014.

(o)	Reserved.

(p)	(i)	Code of Ethics of Registrant is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 12, 2014.

	(ii)	Code of Ethics of Smead Capital Management, Inc. is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 12, 2014.

	(iii)	Code of Ethics of ALPS Distributors, Inc. is incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 12, 2014.

(q)	(i)	Powers of Attorney are incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 12, 2014.

	(ii)	Power of Attorney for William W. Smead is filed herein.

Item 29.	Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VII, Section 3 of the Registrant’s Declaration of Trust states that:

(a)         subject to the exceptions and limitations contained in the By-Laws: (i) every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust and against amounts paid or incurred by him or her in the settlement thereof; and (ii) expenses in connection with the defense of any proceeding of the character described in clause (i) above shall be advanced by the Trust to the Covered Person from time to time prior to final disposition of such proceeding to the fullest extent permitted by law.

(b)         For purposes of this Section 3 and Section 5 of this Article VII below, “proceeding” means any threatened, pending or completed claim, action, suit or proceeding (including appeals), whether civil, criminal, administrative or investigative, including subpoenas issued by the Commission; and “liabilities” and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(c)         No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

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(d)         The Trust’s financial obligations arising from the indemnification provided herein may be insured by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(e)         Expenses in connection with the defense of any proceeding of the character described in paragraph (a) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

(f)         In no event will any revision, amendment or change to this Section 3 or the By-Laws affect in any manner the rights of any Covered Person to receive indemnification by the Trust against all liabilities and expenses reasonably incurred or paid by the Covered Person in connection with any proceeding in which the Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust (including any amount paid or incurred by the Covered Person in the settlement of such proceeding) with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such revision, amendment or change to this Section 3 or the By-Laws is made.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers, controlling persons and underwriters of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Item 31.	Business and Other Connections of Investment Adviser

Smead Capital Management, Inc. (the “Adviser”) serves as the investment adviser for the Smead Value Fund (the “Fund”). The principal business address of the Adviser is 600 University Street, Suite 2412, Seattle, WA 98101. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the Securities and Exchange Commission (“SEC”) and dated July 1, 2015. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.	Principal Underwriters.

(a)

ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Trust, AMEX, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, CornerCap Funds, Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds,

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DBX ETF TRUST, db-X Exchange-Traded Funds Inc., EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Financial Investors Trust, Firsthand Funds, Griffen Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Funds, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust, RiverNorth Funds, Russell Exchange Traded Funds Trust, Resource Real Estate Diversified Income Fund, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, Stone Harbor Investment Funds, Transparent Value Trust, Wakefield Alternative Series Trust, Wasatch Funds Trust, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Management Trust, Wilmington Funds and WisdomTree Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Aisha J. Hunt	Senior Vice President, General Counsel, Assistant Secretary	None

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)	None

Item 33.	Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(a)	Smead Capital Management, Inc., 600 University Street, Suite 2412, Seattle, WA 98101 (records as investment adviser);

(b)	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records as administrator and custodian);

(c)	Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, Massachusetts 02169-09534 (records as transfer agent); and

(d)	ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its function as distributor).

Item 34.	Management Services

The Registrant has no management related service contract which is not discussed in Part A or Part B of this form.

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Item 35.	Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant, Smead Funds Trust, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle and State of Washington on the 29th day of March, 2016.

SMEAD FUNDS TRUST

By:	/s/ Cole W. Smead
Cole W. Smead President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Cole W. Smead Cole W. Smead	Trustee, President and Chief Executive Officer (Principal Executive Officer)	March 29, 2016

/s/ William W. Smead** William W. Smead	Trustee and Chairman	March 29, 2016

/s/ Steven J. LeMire Steven J. LeMire	Treasurer, Principal Financial Officer, Principal Accounting Officer and Chief Compliance Officer	March 29, 2016

/s/ Greg Demopulos*	Trustee	March 29, 2016
Greg Demopulos

/s/ Peter M. Musser*	Trustee	March 29, 2016
Peter M. Musser

/s/ Walter F. Walker*	Trustee	March 29, 2016
Walter F. Walker

/s/ Nancy Zevenbergen*	Trustee	March 29, 2016
Nancy Zevenbergen

*By: /s/ Cole W. Smead
Cole W. Smead As Attorney-in-Fact

*Pursuant to Power of Attorney incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (Registrant’s File Nos. 333-197810 and 811-22985) filed with the Securities and Exchange Commission on November 12, 2014.

**Pursuant to Power of Attorney filed herein as Exhibit (q)(ii).

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SMEAD FUNDS TRUST

EXHIBIT INDEX

Exhibit No.	Exhibit

(h) (iii)	Expense Limitation Agreement

(j)	Consent of Independent Registered Public Accounting Firm

(m) (ii)	Shareholder Servicing Plan

(q) (ii)	Power of Attorney

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